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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                          AMENDMENT TO CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 26, 1997


                             The Vantive Corporation
               (Exact name of registrant as specified in charter)

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          Delaware                      0-26592                77-0266662
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

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2455 Augustine Drive, Santa Clara, California                     95054
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (408) 982-5700
                                                     ---------------------------

          (Former name or former address, if changed since last report)



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          The undersigned registrant hereby amends the following item of its
Current Report dated August 26, 1997 on Form 8-K as set forth in the pages attached thereto:

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE VANTIVE CORPORATION.




Date:  November 3, 1997                By: /s/ David Schellhase
                                           -------------------------------------
                                           David Schellhase
                                           Vice President and General Counsel


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THE VANTIVE CORPORATION


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  The following exhibits are attached hereto and filed herewith:

     7.1 Financial statements of Innovative Computer Concepts, Inc. for the year ended December 31, 1996.




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                           THE VANTIVE CORPORATION

                              INDEX TO EXHIBITS




EXHIBIT          DOCUMENT


7.1              Fiancial Statements of Innovative Computer Concepts, Inc.
                 for the year ended December 31, 1996.